UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 13, 2003

                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

State of Delaware                   000-22673              11-3374812
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)           Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765



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                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1: Press Release, dated August 13, 2003, of Schick Technologies, Inc. announcing its financial results for the first quarter of fiscal year 2004, ended June 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 13, 2003, Schick Technologies, Inc. issued a press release announcing its financial results for the first quarter of fiscal year 2004, ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SCHICK TECHNOLOGIES, INC.
                                                      (Registrant)


Date:    August 13, 2003
                                                By: /s/ David B. Schick
                                                    ---------------------------
                                                        David B. Schick
                                                        Chief Executive Officer